UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2013

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 270-7749
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.

Entry into a Material Definitive Agreement.

The Naylor Street Property

On April 24, 2013, Premier Automotive Concierge Services LLC (“Premier”) and Mainline Land Co. LLC (“Mainline”) executed an agreement for the sale and purchase of an apartment building located in Washington, D.C. (the “Naylor Street Property”).  On April 30, 2013, Mainline assigned the agreement for the purchase of the Naylor Street Property to the registrant, whereby the registrant agreed to pay Premier the sum of $2,500,000.00 in the form of a convertible promissory note in the original principal amount of $2,500,000.00 convertible into 10,000,000 shares of the common stock of the registrant, par value $0.001 per share.  The closing of the sale and purchase of the Naylor Street Property is expected to close on or about May 24, 2013.  The exact terms of the convertible promissory note and other terms of financing will be agreed upon prior to the closing.

The Naylor Street Property contains 15 apartments.  In 2012, the property yielded $246,364.00 in annual gross income, with annual expenses of $43,770.00 for an annual net operating income of $169,477.00.  There is no debt against the property.

The Naylor Street Property has an appraised value of $2,000,000.00.  The registrant agreed to pay more than the appraised value due to the fact that Premier will not require any cash payment for the purchase of the Naylor Street Property.  Instead, Premier is willing to accept the registrant’s convertible promissory note in full payment of the purchase price.

Copies of the agreements for the sale and purchase of the Naylor Street Property between Premier and Mainline and the assignment between Mainline and the registrant are attached as exhibits to this current report.

Mainline is controlled by Meier Frankel, a director of the registrant.  In addition, Mr. Frankel has executed an agreement to purchase control of the registrant, as reported in our Form 8-K filed on April 26, 2013.  Mr. Frankel will not receive any compensation as a result of the execution and closing of the agreements relating to the Naylor Street Property.

A copy of the press release announcing the letter of intent with respect to the proposed acquisition of the Naylor Street Property is attached to this current report as an exhibit.

The Honeywell Apartment Complex

On April 26, 2013, Henry Grunbaum (“Grunbaum”) and Mainline Land Co. LLC (“Mainline”) executed an LLC Membership Interest Purchase Agreement for all of the units in Greentree Mohegan LLC, Greentree Mohegan II LLC, and Honeywell Estates LLC which own the Honeywell Apartment Complex located on Honeywell Avenue, Bronx, New York (the “Honeywell Apartment Complex”).  On May 1, 2013, Mainline assigned the agreement for the purchase of the Honeywell Apartment Complex to the registrant, whereby the registrant agreed to pay Grunbaum the sum of $26,000,000.00 in the form of a convertible promissory note in the original principal amount of $9,070,000.00 convertible into 25,000,000 shares of the common stock of the registrant, par value $0.001 per share, and the assumption of $16,939,016.99 in debt against the Honeywell Apartment Complex.  The closing of the sale and purchase of the Naylor Street Property is expected to close on or about June 14, 2013.  The exact terms of the convertible promissory note and other terms of financing will be agreed upon prior to the closing.

The Honeywell Apartment Complex contains 198 apartments.  In 2012, the property yielded $3,200,000.00 in annual gross income, with annual expenses of $1,500,000.00 for an annual net operating income of $1,700,000.00, before debt service.  The assumable debt of $16,939,016.99 requires an annual payment of $912,765.00, for an annual net income available for cash flow of $787,235.00.

Copies of the agreements for the sale and purchase of the Honeywell Apartment Complex between Greenbaum and Mainline and the assignment between Mainline and the registrant are attached as exhibits to this current report.

Mainline is controlled by Meier Frankel, a director of the registrant.  In addition, Mr. Frankel has executed an agreement to purchase control of the registrant, as reported in our Form 8-K filed on April 26, 2013.  Mr. Frankel will not receive any compensation as a result of the execution and closing of the agreements relating to the Honeywell Apartment Complex.

A copy of the press release announcing the letter of intent with respect to the proposed acquisition of the Honeywell Apartment Complex is attached to this current report as an exhibit.

Item 8.01.

Other Events.

On May 3, 2013, the registrant announced that through a, Letter of Intent, the registrant intends to acquire a third income-producing asset, the Sunrise Highway Office Building, located at, 381 Sunrise Highway, Lynbrook, New York 11563 (the “Sunrise Highway Office Building”).  The acquisition will only occur if the registrant and the seller of the property can execute a binding agreement of sale and purchase.  As of this date, no such agreement has been executed.  If an agreement is executed, proper notification will be made.

Financial details of the Sunrise Highway Office Building are as follows:

Square Footage: 58,491; acquisition price: $8,700,000.00; gross revenue-$1,600,000.00; expenses-$520,000.00; net operating income-$1,080,000.00; assumable debt service: $5,000,000.00 @ 3.5%; (monthly debt payment: $20,229.00) (annually: $242,748.00); and net income available for cash flow: $837,252.00.

Through the acquisition, if an agreement can be executed with the seller of the property, the registrant intends to pay for the property pursuant to the assumption of debt in the amount of $5,000,000.00 and the issuance of a $3,700,000.00 Convertible Promissory Note, yielding 0.575% interest-only against assignment of rental income and leases, convertible into 12,000,000 shares of the common stock of the registrant.  Once an agreement of sale and purchase is executed, the transaction is expected to close within 45 days thereafter pursuant to an escrow settlement procedure between all parties involved.

A copy of the press release announcing the letter of intent with respect to the proposed acquisition of the Sunrise Highway Office Building is attached to this current report as an exhibit.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibits
10.1*	Agreement of Sale and Purchase between Premier Automotive Concierge Services LLC and Mainline Land Co. LLC relating to the “Naylor Street Property,” dated April 24, 2013.
10.2*	Assignment of Real Estate Purchase and Sale Agreement between Mainline Land Co. LLC and Global Earth Energy, Inc. relating to the “Naylor Street Property,” dated April 30, 2013.
10.3*	LLC Membership Interest Purchase Agreement between Henry Grunbaum and Mainline Land Co. LLC relating to the “Honeywell Apartment Complex,” dated April 26, 2013.
10.4*	Assignment of Real Estate Purchase and Sale Agreement between Mainline Land Co. LLC and Global Earth Energy, Inc. relating to the “Honeywell Apartment Complex,” dated May 1, 2013.
99.1*	Press release dated April 30, 2013, relating to the “Naylor Street Property.”
99.2*	Press release dated May 1, 2013, relating to the “Naylor Street Property” and the “Honeywell Apartment Complex.”

99.3*	Press release dated May 3, 2013, relating to the “Sunrise Highway Office Building.”

____________

*

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2013.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer

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